Exhibit 99.1
Sterling Chemicals, Inc.
Nonqualified Stock Option Agreement
          This Nonqualified Stock Option Agreement (this “Agreement”), dated effective as of                                         ,                    , is between Sterling Chemicals, Inc., a Delaware corporation (the “Company”), and                                          (“Employee” or “Optionee”), who agree as follows:
          Section 1. Introduction. (a) The Company has heretofore adopted the Sterling Chemicals, Inc. 2002 Stock Plan (the “Plan”) for the purpose of allowing officers and key employees of, and consultants to, the Company to acquire and maintain stock ownership in the Company, as therein provided, and to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. The Company has determined that its interests will be advanced by the issuance to Employee of a nonqualified stock option under the Plan.
          (b) For purposes of this Agreement, the terms “Change in Control,” “Code” and “Fair Market Value” shall have the meanings assigned to such terms in the Plan. In addition, the following capitalized terms shall have the following meanings:
     (i) “Disability” shall mean permanent and total disability as determined under the Company’s then-existing long-term disability plan applicable to Employee.
     (ii) “Retirement” shall mean retirement from active employment with the Company pursuant to any retirement plan or program of the Company in which Employee participates.
          Section 2. Option. On the terms and subject to the conditions contained herein and in the Plan, the Company hereby irrevocably grants to Employee the right and option (the “Option”) to purchase from the Company ___ shares (the “Total Shares”) of the common stock, par value $0.01 per share, of the Company (“Stock”), at a price of $___ per share.
          Section 3. Option Period; Vesting Schedule. (a) The Option will vest and become exercisable in three equal, annual installments as follows: (i) the Option will become exercisable for one-third of the Total Shares on the date that is one year after the date of this Agreement, (ii) the Option will become exercisable for an additional one-third of the Total Shares on the date that is two years after the date of this Agreement and (iii) the Option will become exercisable for an additional one-third of the Total Shares on the date that is three years after the date of this Agreement, at which time the Option will become vested and exercisable in full. Subject to the foregoing, the Option may be exercised by Optionee at any time in whole or in part or in two or more successive parts; provided, however, that in no event may the Option be exercised after the Termination Date. As used herein, the “Termination Date” means the earlier of (A) ten years after the date of this Agreement and (B) the date on which the Option lapses or is canceled or terminated as provided in this Agreement or pursuant to the Plan.

          (b) Notwithstanding anything contained in this Agreement to the contrary, upon the occurrence of a Change in Control, the Option shall be fully exercisable and vested with respect to the Total Shares, in accordance with the Plan; provided, however, that in no event may the Option be exercised after the Termination Date.
          Section 4. Procedure for Exercise. (a) The Option may be exercised by the delivery by Optionee of written notice to the Secretary of the Company setting forth the number of shares of Stock with respect to which the Option is being exercised. The notice shall be accompanied by, at the election of the Optionee, (i) cash, cashier’s check, bank draft or postal or express money order payable to the order of the Company equal in value to the aggregate exercise price, (ii) a net exercise election (i.e., an election to have all or a portion of the aggregate exercise price and any applicable withholding requirements be paid by reducing the number of shares of Stock otherwise deliverable upon the exercise of the Option by a number of shares of Stock having a Fair Market Value equal to the amount of such aggregate exercise price and withholding obligations to be satisfied by the net exercise election), or (iii) any combination of the foregoing; provided, however, Optionee shall only be permitted to make a net exercise election if the Compensation Committee of the Board of Directors of the Company (the “Committee”) determines that such election will not violate applicable law, including, without limitation, the Sarbanes-Oxley Act of 2002, as amended. Shares of Stock tendered in payment of all or a portion of the exercise price shall be valued at their Fair Market Value on the date of exercise of the Option. Notice may also be delivered by telecopy provided that the exercise price is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. The Option shall be deemed to have been exercised immediately prior to the close of business on the date (A) written notice of such exercise and (B) payment in full of the exercise price for the number of shares for which the Option is being exercised are both received by the Company, and Optionee shall be treated for all purposes as the record holder of such shares of Stock as of such date, subject to Sections 11, 12 and 13 of this Agreement. An election to exercise shall be irrevocable.
          (b) As promptly as practicable following the exercise of the Option, the Company shall deliver to Optionee certificates for the number of shares with respect to which the Option has been so exercised, issued in Optionee’s name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee at the address specified pursuant to paragraph (a) above.
          (c) The Option may be exercised only by Optionee or Optionee’s guardian or legal representative.
          Section 5. Termination of Employment. (a) If the Company terminates Employee’s employment for Cause (as defined below), the unexercised portion of the Option (including any portion that is vested in accordance with Section 3 above) shall automatically lapse and be canceled unexercised as of the date of such termination. If Employee’s employment terminates for any reason other than for Cause the unexercised and unvested portion of the Option shall automatically lapse and be canceled as of the date of such termination and the remaining portion of the Option to the extent exercisable shall remain exercisable for a period of time following the date of such termination as described in Section 6 below. As used herein, “Cause” means (a) Employee’s engaging in fraud or embezzlement, (b) Employee’s engaging in dishonesty, misappropriation of property of the Company or gross misconduct demonstrably injurious to the Company (monetarily or otherwise), (c) Employee’s conviction for a felony offense, (d) a willful and deliberate failure on the part of Employee to perform Employee’s duties to the Company in any material respect or (e) a willful violation by Employee of any material policy of the Company.
          Section 6. Post Employment Exercise Period.
          (a) Termination Without Cause. If (i) the Company terminates Employee’s employment for any reason other than Cause or (ii) Employee terminates Employee’s employment (other than because of the death, Disability or Retirement of Employee), the Option, to the extent then exercisable in accordance with Section 3 above, may be exercised within ninety (90) days following the date of such termination (or such longer period of time as the Committee, in its sole and absolute discretion, may approve), but not thereafter; provided, however, that the Option may not be exercised after the Termination Date. That portion of the Option that is not exercisable on the date of such termination shall automatically lapse and be canceled unexercised as of such date.
          (b) Death. In the event that Employee’s employment terminates because of Employee’s death, the Option, to the extent then exercisable in accordance with Section 3 above, may be exercised within one (1) year following the date of such death (or such longer period of time as the Committee, in its sole and absolute discretion, may approve), but not thereafter; provided, however, that the Option may not be exercised after the Termination Date.
          (c) Retirement. In the event that Employee’s employment terminates because of Employee’s Retirement, the Option, to the extent then exercisable in accordance with Section 3 above, may be exercised within one (1) year following the date of such Retirement (or such longer period of time as the Committee, in its sole and absolute discretion, may approve), but not thereafter; provided, however, that the Option may not be exercised after the Termination Date.
          (d) Disability. In the event that Employee’s employment terminates because of Employee’s Disability, the Option, to the extent then exercisable in accordance with Section 3 above, may be exercised within one (1) year following the date of Employee’s Disability (or such longer period of time as the Committee, in its sole and absolute discretion, may approve); but not thereafter; provided, however, that the Option may not be exercised after the Termination Date.
          Section 7. Transferability. (a) The Option shall not be transferable other than (i) by Optionee’s will, (ii) by the laws of descent and distribution, (iii) pursuant to a transfer which is incident to a divorce (as described in Section 1041(a) of the Code) or (iv) by Employee to (A) the spouse, children or grandchildren of Employee (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of Immediate Family Members and, if applicable, Employee and (C) a partnership in which Immediate Family Members and, if applicable, Employee are the only partners. Each transfer of the Option shall be subject to the terms and conditions of this Agreement and the Plan. No transfer of the Option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such evidence as the Committee shall deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement and the Plan.
          (b) In the event the Option is transferred in accordance with paragraph (a) above, the term “Optionee”, as used herein, shall include the transferee.
          Section 8. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock covered by this Agreement until the Option is exercised by written notice and accompanied by payment as provided in Section 4(a) of this Agreement.
          Section 9. Extraordinary Corporate Transactions. The existence of this Agreement and the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, lease, exchange or other disposition of all or any part of its assets or business, or any other corporate act or proceeding. If the Company effects a subdivision or consolidation by the Company, the number of shares of Stock with respect to which the Option may be exercised shall be adjusted in accordance with the Plan. If the Company recapitalizes or otherwise changes its capital structure, the number of shares of Stock subject to the Option shall be determined pursuant to the Plan.
          Section 10. Changes in Capital Structure. If the outstanding shares of Stock or other securities of the Company, or both, for which the Option is then exercisable shall at any time be changed by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares or other relevant change in capital structure or distribution described in Section 12(a) of the Plan, the Option shall be subject to adjustment by the Committee as to the number and price of shares of Stock subject to the Option and otherwise pursuant to and in accordance with the Plan.
          Section 11. Compliance With Securities Laws. This Option shall not be deemed exercised and the Company will not be obligated to issue any shares of Stock pursuant to this Agreement unless Optionee (or, in the event of Optionee’s death or incapacity, the person exercising the Option) enters into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.
          Section 12. Compliance With Other Laws and Regulations. This Option shall not be deemed exercised, and the Company will not be obligated to issue any shares of Stock pursuant to this Agreement, if the exercise of the Option or the issuance of such shares of Stock would constitute a violation by Optionee or by the Company of any provision of any law or regulation of any governmental authority.

          Section 13. Withholding of Tax. To the extent that the exercise of the Option or the disposition of shares of Stock acquired by exercise of the Option results in compensation income to Optionee for federal or state income tax purposes, Optionee shall pay to the Company at the time of such exercise or disposition (or such other time as the law permits if Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended) such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations; and, if Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Optionee (at statutory minimum withholding rates) any tax required to be withheld by reason of such resulting compensation income. Should Optionee fail to provide for the satisfaction of withholding obligations, the Company may refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. Payment of the withholding tax by Optionee shall be made in accordance with the Plan.
          Section 14. Employment Status; No Right to Employment. Employee shall be considered to be in the employment of the Company so long as Employee remains an employee of the Company. Any questions hereunder as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon Employee the right to continue in the employ of the Company, nor shall anything contained herein be construed or interpreted to limit the “employment at will” relationship between Employee and the Company.
          Section 15. Resolution of Disputes. As a condition of the granting of the Option, Optionee, and Optionee’s heirs, personal representatives and successors, agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole and absolute discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, and Optionee’s heirs, personal representatives and successors.
          Section 16. Legends on Certificate. Each certificate representing any shares of Stock purchased by exercise of the Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.
          Section 17. Notices. (a) Any and all notices, requests or other communications hereunder, including notices of the exercise of all or any portion of the Option, shall be given in writing and delivered by (i) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid, (ii) hand delivery, (iii) facsimile or electronic transmission or (iv) overnight courier service, if to the Company, to Sterling Chemicals, Inc., 333 Clay Street, Suite 3600, Houston, Texas 77002, Attention: Secretary (Facsimile Number (713) 654-9577) and, if to Optionee, to the address of Optionee then on file with the Company, or at such other address or number as shall be designated by either party in a notice to the other party given in accordance with this Section 17. Any notice, request or other communication given by the Company to Optionee in accordance with this Section 17 shall be effective and binding on Optionee and any other person who has acquired or acquires any rights hereunder.
          (b) Except as otherwise provided in this Agreement, all such notices, requests or other communications shall be deemed to have been duly given (i) in the case of a notice sent by regular mail, on the date actually received by the addressee, (ii) in the case of a notice sent by registered or certified mail, on the date receipted for (or refused) on the return receipt, (iii) in the case of a notice delivered by hand, when personally delivered, (iv) in the case of a notice sent by facsimile or electronic transmission, upon transmission subject to telephone confirmation of receipt, and (v) in the case of a notice sent by overnight mail or overnight courier service, the date delivered at the designated address, in each case given or addressed as aforesaid.
          Section 18. Optionee’s Duty. It is the Optionee’s duty and responsibility to remain apprised of the terms of this Option. The Company shall be under no obligation whatsoever to advise Optionee or any other person of the existence, maturity or termination of any of Optionee’s rights hereunder and Optionee shall be deemed to have familiarized himself or herself with all matters contained herein and in the Plan which may affect any of Optionee’s rights or privileges hereunder.
          Section 19. Agreement Subject to Plan. This Agreement is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Agreement.
          Section 20. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee as provided herein.
          Section 19. Choice of Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of law).
          In Witness Whereof, this Agreement has been executed as of the date first above written.

Sterling Chemicals, Inc.

By:
Printed Name:
Title:

Optionee:

Printed Name: